Form of Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS.  THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIOSN OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS AND THEN ONLY SUBJECT TO THE APPLICABLE RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

WARRANT TO PURCHASE COMMON STOCK

OF

GLOBAL ARENA HOLDING, INC.

Warrant No. ____

Date of Issuance:  [INSERT DATE] (“Issuance Date”)

THIS WARRANT CERTIFIES THAT, for value received [HOLDER] (“Holder”) is entitled to purchase a maximum of [NUMBER OF SHARES] fully-paid and non-assessable shares of the Common Stock, par value $0.001 per share (the “Shares”) of Global Arena Holding, Inc. (the “Company”) at a price of $0.25 per Share (the “Exercise Price”).

This Warrant is issued pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of even date of the Date of Issuance set forth above, between the Company and the initial Holder in satisfaction of the Company’s obligations under such agreement.

ARTICLE I

TERM AND EXERCISE

1.1

Term.  This Warrant is exercisable, in whole or in part, at any time and from time to time on or before 5:00 p.m. Eastern Time on the date (“Expiration Date”) that is two years after the Date of Issuance set forth above.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, sufficient shares of Common Stock from time to time issuable on the exercise of the Warrant.

1.2

Method of Exercise.  Holder may exercise this Warrant, in whole or in part, by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached hereto as Appendix A to the principal office of the Company.  Holder shall also deliver to the Company immediately available funds in an amount equal to the number of Shares elected to be purchased multiplied by the Exercise Price, as adjusted as provided below.  Notwithstanding any provision in this Warrant to the contrary, the Holder shall provide sixty-one (61) days written notice to the Company before exercising this Warrant in the event that such exercise would result in the Holder being deemed the beneficial owner of 4.99% or more of the issued and outstanding Common Stock of the Company, which amount shall be computed as if all other rights to purchase shares of Common Stock of the Company by the holder or any other person that would increase the beneficial ownership of the Holder were exercised and consummated.

1.3

Delivery of Certificate and New Warrant.  Within 10 business days after Holder exercises this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

1.4

Lost or Destroyed Warrant.  Upon receipt of an affidavit signed by the Holder and reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

1.5

Sale, Merger, or Consolidation of the Company.

1.5.1

Acquisition.  For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the Company is not the surviving corporation and the securities issued with respect to the Company’s securities outstanding immediately before the transaction represent less than 50% of the beneficial ownership of the new entity immediately after the transaction.

1.5.2

Assumption of Warrant.  Upon the closing of any Acquisition, the successor entity shall assume the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing.  The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

ARTICLE II

MISCELLAEOUS

2.1

Adjustment of Exercise Price and Number of Shares.  If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Shares will be proportionately increased.  If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares will be proportionately decreased.  Any adjustment under Section 2.1 shall become effective at the close of business on the date such subdivision or combination becomes effective.

2.2

Legends.  This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS.  THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AN DAPPLICABLE STATE SECURITIES LAWS AND THEN ONLY SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE CERTIFICATE OF INCORPORATION AS MAY BE AMENDED AND MODIFIED FROM TIME TO TIME.  A COPY OF SUCH CERTIFICATE SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

2.3

Compliance with Securities Laws on Transfer.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company shall receive from the Holder or transferee of this Warrant, as the case may be, (i) a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) an executed investment letter in form an substance acceptable to the Company (which investment letter shall be in form, substance and scope customary for such letters in comparable transactions).  Within 24 hours of the receipt of (i) and (ii), the Company will instruct its transfer agent to remove the legend.  The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder.

2.4

Transfer Procedure.  Subject to the terms herein, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the Warrant being transferred setting forth the name, address, and taxpayer or identification number of the transferee and surrendering this Warrant to the Company for re-issuance to the transferee(s) (and Holder if applicable).

2.5

Warrant Holder Not Deemed a Shareholder.  Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

2.6

Notices.  Any notice required to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered by hand or confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt if delivered by hand or confirmed facsimile, in each case addressed as follows:

If to the Company:

Global Arena Holding, Inc.

John S. Matthews, Chairman

1500 Broadway, 5th Floor

New York City, NY 10036

If to the Holder:

To the address of the Holder on the Company’s books and records.

2.7

Amendments.  This Warrant may be amended only in writing, signed by the party against whom enforcement is sought.

2.8

Governing Law.  This Warrant and all rights and obligations hereunder shall be governed by the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first above written.

Company:

Global Arena Holding, Inc.

By:

___________________________

Name:

Title:

Holder:

By:

___________________________

Name:

Title:

APPENDIX A

NOTICE OF EXERCISE

Global Arena Holding, Inc.

1500 Broadway, 5th floor

New York City, NY 10036

Attention:  John Matthews, Chairman

To Mr. Matthews:

The undersigned hereby irrevocably exercises its right to purchase ___________ shares (the “Shares”) of the Common Stock of Global Arena Holding, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full, OR

The undersigned hereby elects to convert the attached Warrant into Shares/cash in the manner specified in the Warrant.  This conversion is exercised with respect to ________ of Shares covered by the Warrant.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

The undersigned agrees not to sell, pledge or otherwise transfer any of the Shares obtained upon the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or applicable state securities laws.

Name: __________________

EIN or social security no.: _______________________

Signature: ____________________

Date: _____________________